EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use in this Form 10-KSB of our report dated July 10, 2001, relating to the financial statements of World Diagnostics Inc. and Subsidiary.



Miami Beach, Florida            /s/  Gerson, Preston, Robinson & Company, P.A.
July 10, 2001                   ----------------------------------------------
                                           Certified Public Accountants